                                                                      EXHIBIT 21

                Subsidiaries of J.P. Morgan & Co. Incorporated
                ----------------------------------------------


J.P. Morgan & Co. Incorporated
Delaware

Subsidiaries of J.P. Morgan & Co. Incorporated
----------------------------------------------
(all wholly owned, except where noted)

Fund 800 Inc.
Delaware

J.P. Morgan California
California

Morgan Fonciere Cayman Islands Ltd.
Cayman Islands

Morgan Trust Company of the Cayman Islands Ltd.
Cayman Islands

Morgan Trust Company of The Bahamas Limited
Commonwealth of The Bahamas

J.P. Morgan Acceptance Corporation I
Delaware

J.P. Morgan Capital Corporation
Delaware

JPM Capital Trust I
Delaware

JPM Capital Trust II
Delaware

J.P. Morgan Index Funding Company I (11)
Delaware

J.P. Morgan Capital Emerging Markets K Corporation
Delaware

J.P. Morgan Florida Holdings Corp. (1)
Delaware

J.P. Morgan Funding Corp.
United Kingdom

J.P. Morgan Life Assurance Limited
United Kingdom

J.P. Morgan Futures Inc.
Delaware

J.P. Morgan Futures Hong Kong Limited
Crown Colony of Hong Kong

J.P. Morgan GT Corporation
Delaware

J.P. Morgan International Capital Corporation
Delaware

721 Participacoes Limitada (99.99% owned) (7)
Brazil

J.P. Morgan Capital Asia Investments Limited
Mauritius

J.P. Morgan Capital Asia Assets Limited
Mauritius

J.P. Morgan Capital Asia Holdings, LLC (47.50% owned) (10)
Mauritius

J.P. Morgan International Holdings Corp.
Delaware

J.P. Morgan Investment Corporation
Delaware

J.P. Morgan Investment Management Inc.
Delaware

J.P. Morgan Leasefunding Corp.
Delaware

J.P. Morgan (1992-I) Foreign Sales Corporation
Barbados

J.P. Morgan Mortgage Funding Inc.
Delaware

J.P. Morgan Commercial Mortgage Finance Corp.
Delaware

J.P. Morgan Mortgage Pass-Through Corporation
Delaware

J.P. Morgan News Partnership Corporation
Delaware

J.P. Morgan Technology Partnership Corporation
Delaware

JPM Pork Partnership Corporation
Delaware

J.P. Morgan Hotel Partnership Corporation
Delaware

J.P. Morgan Partnership Investment Corporation
Delaware

J.P. Morgan Pine Street Corporation
Delaware

J.P. Morgan Partnership Capital Corporation
Delaware

J.P. Morgan Capital Nassau Limited
Commonwealth of the Bahamas

J.P. Morgan Capital Bahamas Limited
Commonwealth of the Bahamas

J.P. Morgan Global Capital Limited  (47.50% owned) (9)
Commonwealth of the Bahamas

J.P. Morgan Real Estate Partnership Corporation
Delaware

J.P. Morgan Energy Partnership Corporation
Delaware

J.P. Morgan Ventures Energy Corporation
Delaware

J.P. Morgan Private Investments Inc.
Delaware

J.P. Morgan Private Investments International Inc.
Cayman Islands

J.P. Morgan Securities Holdings Inc.
Delaware

J.P. Morgan Securities Inc.
Delaware

J.P. Morgan Services Inc.
Delaware

J.P. Morgan Structured Finance Corp.
Delaware

J.P. Morgan Structured Obligations Corporation
Delaware

Trading and Finance Management Limited
United Kingdom

J.P. Morgan Trust Company of Delaware
Delaware

J.P. Morgan Trust Company of Illinois
Illinois

J.P. Morgan Ventures Corporation
Delaware

J.P. Morgan Venezuela S.A.
Venezuela

J.P. Morgan Community Development Corporation
Delaware

Corsair, Inc.
Delaware

Sixty Wall Street Corporation
Delaware

Sixty Wall Street SBIC Corporation
Delaware

J.P. Morgan Florida, FSB
Florida

J.P. Morgan Trading and Finance Limited
United Kingdom

J.P. Morgan & Co. Limited
United Kingdom

Morgan Guaranty Trust Company of New York
New York

Subsidiaries of Morgan Guaranty Trust Company of New York
---------------------------------------------------------

Morgan Guaranty Nominees Bahamas Limited
Commonwealth of The Bahamas

J.P. Morgan Interfunding Corp.
Delaware

Morprop Incorporated
Delaware

MGT North America Corp.
Delaware

J.P. Morgan V.E. 92 Ltd.
New York

Oil Tankers Leasing Corporation
New York

J.P. Morgan Energy Products Inc.
Delaware

Ship Holding Corp.
New York

Whitkath Inc.
New York

EC Nominees Limited
United Kingdom

Guaranty Nominees Limited
United Kingdom

JPM (Eagle Star) Nominees Limited
United Kingdom

JPM Nominees Limited
United Kingdom

MGTB Nominees Limited
United Kingdom

MGT-EOC Nominees Limited
United Kingdom

Morgan Guaranty Executor and Trustee Company Limited
United Kingdom

J.P. Morgan Pension Trustees Limited
United Kingdom

J.P. Morgan Trustees Ltd.
United Kingdom

Morgan Guaranty International Finance Corporation
Section 25(a) of the Federal Reserve Act of the United
States

Subsidiaries of Morgan Guaranty International Finance
Corporation
------------------------------------------------------------

J.P. Morgan Argentina Sociedad de Bolsa S.A. (99.00% owned) (4)
Argentina

J.P. Morgan Chile Limitada (99.80% owned) (4)
Chile

Morgan Guaranty Finance Limited
Bermuda

J.P. Morgan Funds Bahamas Ltd.
Commonwealth of The Bahamas

J.P. Morgan (Bahamas) Portfolio Co. Ltd.
Commonwealth of The Bahamas

JPM Corretora de Cambio, Titulos e Valores Mobiliarios S.A.
Brazil

Banco J.P. Morgan, S.A. (53.79% owned) (5)
Brazil

J.P. Morgan Fonds (Luxembourg) S.A.
Grand Duchy of Luxembourg

ICICI Securities and Finance Company Limited (39.63% owned)
Bombay, India

ICICI Asset Management Company Limited (40.00% owned)
Bombay, India

ICICI Brokerage Services Limited
Bombay, India

J.P. Morgan Iberica, S.L.
Spain

J.P. Morgan Investimentos e Financas Ltda.
Brazil

J.P. Morgan GmbH (97.00% owned) (6)
Federal Republic of Germany

J.P. Morgan Holding Deutschland GmbH (69.48% owned) (2)
Federal Republic of Germany

J.P. Morgan Investment GmbH
Federal Republic of Germany

J.P. Morgan & Cie S.A.
France

Morgan Gestion S.A.
France

Societe de Bourse J.P. Morgan S.A.
France

Morgan Conseil S.A.
France

J.P. Morgan Fund Services S.A.  (99.09% owned) (4)
Grand Duchy of Luxembourg

J.P. Morgan S.p.A. (99.99% owned) (4)
Italy

J.P. Morgan Trust Bank Ltd. (70.19% owned) (3)
Japan

J.P. Morgan Japanese Fund Services S.A. (99.98% owned) (4)
Grand Duchy of Luxembourg

J.P. Morgan Japanese Investor Fund Services S.A. (99.98% owned) (4) Grand Duchy of Luxembourg

J.P. Morgan Jersey Limited
Jersey, The Channel Islands

J.P. Morgan Benelux S.A.
Kingdom of Belgium

J.P. Morgan Securities Asia Ltd. (50.00% owned)
Republic of Singapore

J.P. Morgan Securities South Africia (Proprietary) Limited
South Africa

J.P. Morgan Malaysia Ltd.
Labuan, Malaysia

J.P. Morgan Servicios S.A. de C.V.,
  J.P. Morgan Grupo Financiero (99.00% owned) (8)
Mexico City, Mexico

J.P. Morgan (Suisse) S.A.
Switzerland

J.P. Morgan Portfolio Ltd.
United Kingdom

Morgan Property Development Company Limited
United Kingdom

J.P. Morgan Polska Sp. z o.o.
Warsaw, Poland

J.P. Morgan International Ltd.
Delaware

J.P. Morgan Grupo Financiero, S.A. de C.V. (99.07% owned) (4)
Mexico City, Mexico

Banco J.P. Morgan, S.A., Institucion de Banca Multiple,
 J.P. Morgan Grupo Financiero (8)
Mexico City, Mexico

J.P. Morgan Casa de Bolsa, S.A. de C.V., J.P. Morgan
 Grupo Financiero (8)
Mexico City, Mexico

J.P. Morgan Fondi Italia S.p.A. (99.90% owned) (4)
Italy

J.P. Morgan Services Ltd.
Singapore

Franco Financiere Neerlandaise (10.00% owned)
France

Epargne-Interessement (22.97% owned)
France

J.P. Morgan Overseas Capital Corporation
Delaware

Morgan Guaranty International Bank
Delaware

Subsidiaries of J.P. Morgan Overseas Capital Corporation
---------------------------------------------------------

J.P. Morgan Nederland N.V.
Amsterdam, The Netherlands

J.P. Morgan Securities Hong Kong Ltd.
Crown Colony of Hong Kong

J.P. Morgan Whitefriars Inc.
Delaware

J.P. Morgan Whitefriars (UK)
United Kingdom

J.P. Morgan Securities Ltd.
United Kingdom

J.P. Morgan Securities Canada Inc.
Ontario, Canada

J.P. Morgan Canada
Ontario, Canada

Morgan Bank of Canada (Receivables Purchase Financing) Ltd.
Ontario, Canada

J.P. Morgan Espana S.A.
Spain

J.P. Morgan Sociedad de Valores y Bolsa S.A.
Spain

Morgan Gestion, S.A. Sociedad Gestora de Instituciones de Inversion Colectiva Spain

J.P. Morgan Societa di Intermediazione Mobiliare S.p.A.
Italy

Morgan Guaranty Trust Company Limited
United Kingdom

CLS Services Ltd. (5.00% owned)
United Kingdom

Sociven S.A.
Venezuela

J.P. Morgan Australia Holdings Limited
Victoria, Australia

J.P. Morgan Australia Limited
Victoria, Australia

J.P. Morgan Australia Securities Limited
Victoria, Australia

J.P. Morgan Investment Management Australia Limited
Victoria, Australia

J.P. Morgan Nominees Pty. Limited
Victoria, Australia

Bank of the Philippine Islands (12.60% owned)
Philippines

BPI Express Remittance Corp.
California

Saudi International Bank Al-Bank Al-Saudi Al-Alami Limited (20.00% owned)
London
-------------------------------


            (1) J.P. MORGAN INTERNATIONAL HOLDINGS CORP. HAS A 50% OWNERSHIP INTEREST.

            (2)         J.P. MORGAN & CIE S.A. AND J.P. MORGAN SECURITIES LTD.
                        HAVE A 7.16% AND 23.36% OWNERSHIP INTEREST RESPECTIVELY.

            (3) J.P. MORGAN & CIE S.A. OWNS PREFERRED SHARES CARRYING 29.81% OF THE VOTING POWER.

            (4)         JPMOCC OWNS A MINORITY INTEREST IN THE COMPANY.

            (5)         MGIFC HAS A 46.21% OWNERSHIP INTEREST.

            (6)         MGT HAS A 3% OWNERSHIP INTEREST.

            (7) J.P. MORGAN INVESTIMENTOS E FINANCAS LTDA. HAS A .01% OWNERSHIP INTEREST.

            (8)         MGIFC OWNS A MINORITY INTEREST IN THE COMPANY.

            (9) J.P. MORGAN CAPITAL NASSAU LIMITED HAS A 47.5% OWNERSHIP INTEREST; SIXTY WALL STREET FUND, L.P. HAS A 5% OWNERSHIP INTEREST.

            (10) J.P. MORGAN CAPITAL ASIA ASSETS LIMITED HAS A 47.5% OWNERSHIP INTEREST; SIXTY WALL STREET FUND, L.P. HAS A 5% OWNERSHIP INTEREST.

            (11)        J.P. MORGAN VENTURES CORPORATION HAS A 1% OWNERSHIP
                        INTEREST.


                                       9